SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   August 12, 2004
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                       BestNet Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)


         Nevada                        001-15482               86-1006416
 ---------------------------    ----------------------        ------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
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


ITEM 5.  OTHER EVENTS.

BestNet Announces Board Appointment and Unit Conversion Proceeds

Exhibits            Title
--------            -----

   99 Press release, issued by BestNet Communications Corporation Dated August 12, 2004

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Richard Bourke
                                             --------------------------
                                                      Richard Bourke
                                                      Interim Chief Executive
                                                      Officer

                                            By:  /s/  Michael A. Kramarz
                                             --------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer

Date:  August 16, 2004

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